BATTERY PARK(SM) FUNDS, INC.
                                                                    June 4, 2001
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                                   Supplement
                                to the Prospectus
                             dated January 29, 2001


The date of the Prospectus is changed to May 24, 2001.

The bar chart and table on page 5 of the prospectus is been replaced with the following:

PAST PERFORMANCE

The bar chart and table below illustrate the variability of the Battery ParkSM High Yield Fund's returns. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows how the Fund's average annual returns for one-year and since inception compare with those of the Merrill Lynch High Yield Master II Index, a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART]

1997            18.31%
1998             0.22%
1999             6.11%
2000           -10.06%


     Class Y shares do not impose any sales charges and therefore the returns shown above are actual returns for Class Y shares. Returns for Class A shares are lower than Class Y shares because of the sales charges imposed.

                   BEST QUARTER: 3 months ending 9/30/97 6.28%
                 WORST QUARTER: 3 months ending 12/31/00 -9.59%

------------------------------------------------ ----------- -------------------
Average Annual Total Return through 12/31/00(1)      1 Year   Since Inception(2)
--------------------------------------------         ------   ---------------
Battery ParkSM High Yield Fund      A Shares(3)     -13.60%         3.42%
                                    Y Shares        -10.06%         4.63%
Merrill Lynch High Yield Master II Index(4)          -5.12%         3.90%
------------------------------------------------ ----------- -------------------
            For updated yield information please call 1-888-254-2874.

     The total return for Class A shares from January 1, 2001 to March 31, 2001 was 1.61%.(3)

     The total return for Class Y shares from January 1, 2001 to March 31, 2001 was 6.27%.

(1) Management fee and expense waivers are reflected in the average annual total returns shown above. If management did not provide waivers, the returns would be lower than those shown.

(2)  Both Classes A and Y shares commenced operations on October 28, 1996.

(3) The average annual total returns for Class A shares reflect the maximum sales charge of 4.50%.

(4) Source: Merrill Lynch & Co. The Merrill Lynch High Yield Master II Index is a publicly reported unmanaged composite benchmark of the hypothetical return on investment on approximately 1,316 high yield debt securities of at least $100 million ranging in rating from Ba1 to C to Moody's Investors Service Inc., and BB+ to C by Standard & Poor's. The Index has no cash component or transaction costs and is trader priced. Approximately 10% of the Index is comprised of deferred interest bonds and pay-in-kind bonds in addition to cash pay bonds. Certain of the information contained in this presentation has been provided by Merrill Lynch. Any information sourced to Merrill Lynch & Co. has been reprinted by permission, all rights reserved. Copyright(C) 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Index may not be copied, used or distributed without Merrill Lynch's prior written approval. Merrill Lynch makes no representation or warranty, express or implied, to any person including without limitation, any recipient of this presentation or any member of the public regarding the advisability of investing in securities generally or in the ability of the Index (represented in the literature) to track market performance. This presentation is not sponsored, endorsed, sold or promoted by Merrill Lynch.

    Please retain this Supplement with your Prospectus for future reference.